EXHIBIT 10.4



                                    EXHIBIT 2

                              CONSULTING AGREEMENT

     THIS CONSULTING AGREEMENT ("Agreement"), dated as of this 9th day of October, 2002 is made by and between Seradyn, Inc., a Delaware corporation (the "Company"), and Opus Diagnostics, Inc. (the "Consultant").

     WHEREAS, the Company acquired substantially all of the assets of Opus Diagnostics, Inc. ("Seller") pursuant to a Purchase and Sale Agreement dated as of October 9, 2002 (the "Purchase Agreement"); and

     WHEREAS, George Aaron is the President and a director of the Consultant, and has substantial knowledge and expertise with respect to the business that was purchased by the Company from the Seller which includes the development, distribution, and sale of diagnostic assays, controls and calibrators for therapeutic drug monitoring (the "Business");

     WHEREAS, the Company desires to retain the knowledge and skill of Mr. Aaron regarding such Business through the engagement of the Consultant for the period provided in this Agreement; and

     WHEREAS, the Consultant desires to provide consulting services to the Company in accordance with the terms of this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

     1.   Engagement of the Consultant. The Company does hereby appoint and
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engage the Consultant as its consultant and advisor, and the Consultant hereby accepts its appointment and engagement by the Company with respect to the matters described in paragraph 3 hereof for the compensation set forth in paragraph 4 hereof.

     2.   Term. This Agreement shall be effective as of October 9, 2002 (the
          ----
"Effective Time") and shall continue in full force and effect until October 9, 2004, unless sooner terminated as hereinafter set forth (the "Term"). The Term may be extended for one additional year upon the written agreement of the Company and the Consultant.

     3.   Services of the Consultant. During the Term of this Agreement, the
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Consultant shall make Mr. Aaron available to provide consulting services (the
"Services") to the Company, subject to Mr. Aaron's prior obligations as an officer of the Consultant. The Services shall include, but not be limited to, assistance in maintaining and enhancing relationships with customers of the Business, including making customer contacts on behalf of the Company, scheduling and attending customer meetings, participating in presentations to


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customers and such other matters as the Company may reasonably request. The
Consultant shall make Mr. Aaron available to perform not more than 30 (thirty) hours of the Services per month, including travel time, on a non-cumulative basis. The Company shall provide at least five (5) days' prior notice to the Consultant of any proposed out-of-town travel.

     4.   Compensation and Expenses.
          -------------------------

          (a) As full and complete compensation for any and all Services rendered by the Consultant to the Company and for the restrictive covenants provided in paragraph 6 hereof, the Company shall pay the Consultant an annual fee of Fifty Thousand and 00/100 Dollars ($50,000.00). Such fee shall be payable in arrears in equal monthly installments on the last business day of each month.

          (b) During the Term of this Agreement, the Company shall pay or reimburse the Consultant for all reasonable, necessary and pre-approved traveling, entertainment, telephone, and other expenses paid or incurred by the Consultant in connection with the performance of the Services provided under this Agreement. Such payment or reimbursement by the Company to the Consultant shall be conditioned upon the Consultant presenting related expense statements, vouchers, or other evidence of expense to the Company and any reimbursement shall be made within thirty (30) days after the expense information has been submitted to the Company.

     5.   Termination. The Consultant's engagement hereunder may be terminated
          -----------
by the Company prior to the expiration of the Term in the event of Mr. Aaron's death, disability or termination with the Consultant with there being no replacement acceptable to the Company or upon the material breach of this Agreement by the Consultant.

     6.   Covenant Not To Compete.
          -----------------------

          (a)  Competition. Except for the performance of the Services under
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this Agreement, the Consultant and Mr. Aaron agree that during the Term and for a period of six (6) months thereafter, they shall not, directly or indirectly, within the Territory described below:

               (i) engage in, continue in or carry on any business which competes with the Business or a business substantially similar thereto, including owning or controlling any financial interest in any corporation, partnership, firm or other form of business organization which is so engaged;

               (ii) consult with, advise or assist in any way, whether or not for consideration, any corporation, partnership, firm or other business organization which is now or becomes a competitor of the Company in any aspect with respect to the Business including, but not limited to, advertising or otherwise endorsing the products of any such competitor; soliciting customers or otherwise serving as an intermediary for any such competitor; and loaning money or rendering any other form of financial assistance to or engaging in any similar form of business transaction with any such competitor;

               (iii) hire, offer to hire, or solicit for employment any employee of the Company or any Affiliate without the prior consent of the Company or such


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Affiliate, as the case may be, until such person has been separated from employment by the Company or the Affiliate for at least ninety (90) days, except for solicitations to the general public (e.g. newspaper advertisements); or

               (iv) engage in any practice the purpose of which is to evade the provisions of this covenant not to compete;

provided, however, the foregoing prohibition does not extend to passive ownership of less than 1% of the outstanding stock of any entity whose stock is traded on an established stock exchange or quoted on the NASDAQ stock exchange.

     For purposes hereof, "Territory" is defined as any county or similar geographic subdivision in New Jersey, the United States, North America and the World. The parties intend that this noncompete covenant shall be construed as separate covenants, one for each county or other subdivision to which the covenant applies. In the event a court of competent jurisdiction determines that the provisions of this covenant not to compete are excessively broad as to duration, geographic scope or activity, it is expressly agreed that this covenant not to compete shall be construed so that the remaining provisions shall not be affected, but shall remain in full force and effect, and any such over broad provisions shall be deemed, without further action on the part of any person, to be modified, amended and/or limited, but only to the extent necessary to render the same valid and enforceable in such jurisdiction.

          (b)  Exception.  It shall not be a violation of Section 6(a) above if:
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               (i) The Consultant develops, commercializes, licenses or sells any products which are the subject of the Royalty Agreement (as defined in the Purchase Agreement) which revert to the Consultant pursuant to Section 4 of the Royalty Agreement.

               (ii) Mr. Aaron accepts employment with a business entity which is diversified and made up of separate divisions and which, as to part of its business, is not engaged in the Business or a business substantially similar thereto, as long as Mr. Aaron does not, directly or indirectly, render any services to that division or part of such business entity which is engaged in the Business or a business substantially similar thereto.

               (iii) The Consultant acquires another business or entity (a "Target") where less than ten percent (10%) of the gross revenues of the Target in its most recently completed fiscal year are derived from activities in the Business or a business substantially similar thereto as long as: (A) if the Company desires to purchase that portion of the Target which is engaged in the Business or a business substantially similar thereto, the Consultant negotiates in good faith with the Company to sell such portion of the Target to the Company and (B) if the Consultant does not sell such portion of the Target to the Company pursuant to subsection (A), prior to selling such portion of the Target to a third party, the Consultant shall provide the Company with a copy of any contract or agreement by which the third party proposes to purchase such portion of the Target and the Company shall have twenty (20) days after receipt thereof in which to exercise a right of first refusal to purchase such portion of the Target on the terms and conditions set forth in such contract or agreement.


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          (c)  Confidential Information. During the course of the provision of
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the Services hereunder, the Consultant and Mr. Aaron acknowledge that they will continue to produce and have access to, material records, data, trade secrets and information not generally available to the public regarding the Company, the Affiliates and the Business ("Confidential Information"). Therefore, during the Term of this Agreement and thereafter, so long as the information continues to be Confidential Information, the Consultant and Mr. Aaron, shall hold in confidence and not directly or indirectly disclose, use, copy or make lists of any such Confidential Information, except to the extent required by any court or administrative agency, other than to an employee of the Company or any person to whom disclosure is reasonably necessary or appropriate in connection with the performance by the Consultant of its duties hereunder. All records, files, documents, and other materials or copies thereof relating to the Company's business (or that of any Affiliate) which the Consultant or Mr. Aaron shall prepare or use or come into contact with shall be and remain the sole property of the Company or such Affiliate, as the case may be, shall not be removed from the Company's or such Affiliate's premises without written consent, and shall be promptly returned to the Company or such Affiliate upon termination of this Agreement.

     7.   Inventions.
          ----------

          (a) The Consultant shall promptly disclose to the Company any invention, method, process, equipment, formula, information, discovery, or copyrightable materials, and improvement to any of the foregoing, made, created, conceived, developed or discovered by Consultant or Mr. Aaron either alone or in concert with others, while this Agreement is in effect or during the six (6) month period following termination of this Agreement, which relates or is anticipated to relate to the business, research and development activities or investigations of the Company or an Affiliate, or which results from or is suggested by any of the Services provided by the Consultant for or on behalf of the Company or an Affiliate, whether they are patentable or unpatentable, whether made, created, conceived, developed or discovered alone or in conjunction with others, and whether or not made, created, conceived, developed or discovered during hours of the provision of the Services, through use of the Company's or an Affiliate's facilities, materials, or personnel (all of the foregoing collectively referred to as "Inventions").

          (b) All Inventions shall be and remain the sole and exclusive property of the Company and the Consultant hereby assigns all interest in any and all Inventions to the Company. The Company shall have the right, without payment or royalty or other compensation to the Consultant, to use, obtain patents for, assign, license, sell and otherwise deal with any and all Inventions. Upon request made at any time, the Consultant and Mr.Aaron shall promptly execute, acknowledge and deliver any and all assignments, applications, affidavits and other instruments and shall do such other acts, including giving testimony in support of inventorship, as in the opinion of the Company is necessary, proper or convenient to apply for, obtain and maintain letters patent of the United States or any foreign country or to otherwise protect the Company's interest in connection with the Inventions.

          (c) The Consultant shall make, maintain and furnish to the Company thorough, accurate, complete and current written records of all Inventions in the form of notes, reports, drawings, and sketches, as may be appropriate,


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setting forth in detail any procedures employed and results obtained. All such records shall be and remain the sole property of the Company and shall be available to the Company at all times.

     8.   Independent Contractor. The Consultant and the Company understand and
          ----------------------
acknowledge that the Consultant's relationship with the Company is that of an independent contractor and nothing in this Agreement is intended to or should be construed to create a partnership, joint venture or employment relationship. The Consultant further acknowledges that the Consultant will not be treated or regarded as a Company employee under the laws or regulations of any government or governmental agency. The Company shall not withhold from the Consultant's fees any amounts for income taxes or other similar assessments. The Consultant will be the sole judge of the means, manner and method by which it will perform the Services, the times at which the Services will be performed (within the deadlines reasonably established by the Company) and the sequence of performance of the Services. The Company will not have the authority to supervise or control the actual work of the Consultant. It is further agreed that the Company: (i) will not provide the Consultant with any business registrations or licenses required to perform the Services set forth herein; (ii) will not require the Consultant to perform work exclusively for the Company; (iii) will not pay the Consultant a salary or hourly rate; (iv) will not provide tools to the Consultant; (v) will not dictate the time of performance of the Consultant's performance; (vi) will pay the Consultant in the name appearing on this Agreement; and (vii) will not combine business operations with the Consultant, but instead will keep the operations of the Consultant and the Company separate.

     9. Benefits. The Company shall not be obligated to provide the Consultant
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with any benefits provided to employees of the Company, including, but not limited to, health and life insurance and participation in employee benefit plans.

     10.  Remedies. In addition to the other remedies provided by law or equity,
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upon a breach by the Consultant of any of the covenants contained in this
Agreement, the Company may be entitled to injunctive relief and to such other and further relief as may be necessary or appropriate to cause the Consultant to comply with its duties and obligations herein. Any damages incurred by the Company as a result of a breach by the Consultant of any of the covenants contained in this Agreement shall not be limited to the amount paid by the Company to the Consultant hereunder.

      11. Miscellaneous.
          -------------

          (a)  Successors; Assignment. The Consultant's rights and obligations
               -----------------------
               under this Agreement shall not be transferable by assignment or otherwise. Nothing in this Agreement shall prevent the consolidation of the Company with, or its merger into, any other corporation, or the sale by the Company of all or substantially all of its properties or assets. This Agreement shall inure to the benefit of, be binding upon and be enforceable by and against, any successor, surviving or resulting corporation, or other entity to which the assets the Company shall be transferred. This Agreement shall not be terminated by the voluntary or involuntary dissolution of the Company.


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          (b)  Expenses. If any legal proceeding is necessary to enforce or
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               interpret the terms of this Agreement, or to recover damages for breach hereof, the prevailing party shall be entitled to receive from the other party reasonable attorneys' fees and necessary costs and disbursements incurred in such litigation, in addition to any other relief to which such prevailing party may be entitled.

          (c)  Severability. The provisions of this Agreement shall be regarded
               ------------
               as severable, and if any said provisions or any part hereof is declared invalid or unenforceable by a court of competent jurisdiction, the validity and enforceability of the remainder of such provisions or parts hereof and the applicability thereof shall not be affected thereby.

          (d)  Amendment. This Agreement may not be amended or modified except
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               by written instrument  executed by the Company and the
               Consultant.

          (e)  Governing Law. This Agreement and the rights and obligations
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               hereunder shall be  governed by and construed in accordance with the laws of the State of Delaware without regard to its conflict of law principles.

          (f)  Notice. Notices given pursuant to this Agreement shall be deemed
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               to have been given  at the earlier of the date when
               actually delivered to a party by personal delivery, commercial courier, or telephonic facsimile transmission accompanied by a telephonic facsimile receipt and followed by a hard copy by the United States mail, or three (3) days after being deposited in the United States mail, certified or registered mail, postage prepaid, return receipt requested, and in each case addressed as follows, unless and until any party notifies the other party in accordance with this section of a change of address:

          If to Consultant:                Opus Diagnostics, Inc.
                                           One Parker Plaza
                                           Fort Lee NJ 07024
                                           Attn: Mr. George Aaron
                                           Fax No.:201-592-9430

          with a copy to:                  Thelen Reid & Priest LLP
                                           40 West 57th Street
                                           New York, NY  10019
                                           Attn:  Bruce A. Rich, Esq.
                                           Fax No.:  212-603-2001


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          If to the Company:               Seradyn, Inc.
                                           c/o Apogent Technologies Inc.
                                           30 Penhallow Street
                                           Portsmouth, NH  03801
                                           Attn:  Peter Scheu
                                           Fax No.:  603-431-0860

          with a copy to:                  c/o Apogent Technologies Inc.
                                           30 Penhallow Street
                                           Portsmouth, NH  03801
                                           Attn:  Michael K. Bresson, Esq.
                                           Fax No.:  603-436-3719

          (g)  No Waiver. No waiver by either party at any time of any breach by
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               the other party, or compliance with, any condition or provision of this Agreement to be performed by the other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or any prior or subsequent time.

          (h)  Headings. The headings herein contained are for reference only
               --------
               and shall not affect the meaning or interpretation of any provision of this Agreement.

          (i)  Timing. Time is of the essence as to the performance of the
               ------
               parties' obligations set  forth hereunder.

          (j)  Entire Agreement. This Agreement and the documents to be
               ----------------
               delivered pursuant hereto constitute the entire agreement between the parties pertaining to the subject matter hereof, and supersede all prior and contemporaneous agreements, understandings, negotiations, and discussions of the parties, whether oral or written.

                            (signature page follows)


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     IN WITNESS  WHEREOF,  the parties  hereto have executed this  Agreement as of the day and year first above written.

                                            SERADYN, INC.



                                            By: ________________________________
                                            Title:______________________________



                                            CONSULTANT



                                            By: ________________________________
                                            Title:______________________________




                                            ------------------------------------
                                            George Aaron (for purposes of
                                            Sections 6 and 7)